                                                                  Exhibit 10(mm)
                                                                       conformed

                     AMENDMENT NO. 2 TO INVESTMENT AGREEMENT

      Reference is hereby made to the Investment Agreement, dated as of February 23, 1998, as amended on May 13, 1998 (the "Agreement"), between TPG Partners II, L.P. (the "Investor") and Oxford Health Plans, Inc. (the "Company"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

      The Investor and Company, pursuant to and in accordance with Section 11.07 of the Agreement, hereby agree to amend the Agreement as follows:

      1. Section 8.13(a) of the Agreement is hereby amended by replacing the words "July 31, 1998" with the words "September 15, 1998".

      This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together constitutes one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of August 27, 1998.


                                                TPG PARTNERS II, L.P.

                                                By:   TPG GenPar II, L.P.
                                                      its General Partner

                                                By:   TPG Advisors II, Inc.
                                                      its General Partner

                                                By: /s/ James O'Brien
                                                   ----------------------------
                                                   Name: James O'Brien
                                                   Title: Vice President

                                          OXFORD HEALTH PLANS, INC.

                                          By: /s/ Jeffery H. Boyd
                                             -----------------------------
                                             Name: Jeffery H. Boyd
                                             Title: Executive Vice President
                                             and General Counsel